LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 23, 2013

TO THE SUMMARY PROSPECTUS DATED AUGUST 1, 2012 OF

LEGG MASON INVESTMENT COUNSEL FINANCIAL SERVICES FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 1, 2012, as supplemented on November 1, 2012 and November 28, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated August 1, 2012, as supplemented on November 28, 2012, January 4, 2013 and May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated April 30, 2012, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

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